Exhibit 12
                                   ----------


                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)


I, Lee Hartwell, certify that:

1. I have reviewed this annual report on Form 20-F of Hemosol Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

           a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this annual report is being prepared;

           b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

           c. disclosed in this annual report any change in the registrant's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

           a. all significant deficiencies and material weakness in the design or operation of internal controls which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial data; and

           b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.


Date: June 30, 2004

                                By: /s/ LEE HARTWELL
                                    -----------------------------------------
                                Name: Lee Hartwell
                                Title: President, Chief Executive Officer and
                                       Chief Financial Officer